Exhibit 24.1



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Mary Beth Lewis his or her attorney-in-fact, with full power of substitution, resubstitution and revocation for him or her in any and all capacities, to execute, deliver and file with the Securities and Exchange Commission (the "Commission"), for and on such person's behalf, and in any and all capacities, a registration statement on Form S-8, and all amendments (including post-effective amendments) thereto, with all exhibits thereto, and other documents in connection therewith, granting unto said attorney-in-fact full power and authority to do and perform each and every other act and thing requisite and necessary to be done as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorney-in fact or such person's substitute or substitutes may lawfully do or cause to be done by virtue hereof.


Date:  October 22, 1998           /s/ Michael C. Gilliland
                                  ------------------------------------------
                                 Michael C. Gilliland, Chief Executive Officer


Date: October 22, 1998           /s/ Mary Beth Lewis
                                 -----------------------------------------------
                                 Mary Beth Lewis, Vice President of Finance,
                                 Officer and Treasurer

Date: October 22, 1998           /s/ Elizabeth C. Cook
                                 -----------------------------------------------
                                 Elizabeth C. Cook, Executive Vice President,
                                 Director

Date: October 22, 1998           /s/ John Shields
                                 -----------------------------------------------
                                 John Shields, Chairman of the Board

Date: October 22, 1998           /s/ David Chamberlain
                                 -----------------------------------------------
                                 David Chamberlain, Vice Chairman of the  Board

Date: October 22, 1998           /s/ David L. Ferguson
                                 -----------------------------------------------
                                 David L. Ferguson, Director

Date: October 22, 1998           /s/ James B. McElwee
                                 -----------------------------------------------
                                 James B. McElwee, Director


Date: October 22, 1998           /s/Brian K. Devine
                                 -----------------------------------------------
                                 Brian K. Devine, Director